Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	July 1 - 31, 2016
	Federal Tax I.D. #	98-1146017

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of Debtors’ bank reconciliations)	MOR-1a		X
Schedule of Professional Fees Paid	MOR-1b	X
Budget to Actual Consolidated Cash Flow Variance Report	MOR-1c	X
Copies of Bank Statements (See Notes to the MOR)			X
Cash Disbursement Journals (See Notes to the MOR)			X
Statement of Operations (Income Statement)	MOR-2	X
Balance Sheet	MOR-3	X
Status of Post-Petition Taxes (See Notes to the MOR)	MOR-4	X
Copies of IRS Form 6123 or payment receipt (See Notes to the MOR)			X
Copies of tax returns filed during reporting period (See Notes to the MOR)			X
Summary of Unpaid Post-Petition Debts (See Notes to the MOR)	MOR-4	X
Accounts Receivable Reconciliation and Aging (See Notes to the MOR)	MOR-5	X
Debtor Questionnaire (See Notes to the MOR)	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Alejandra Veltmann	8/29/2016
Signature of Authorized Individual*	Date

/s/ Alejandra Veltmann	VP- Chief Accounting Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

MOR Notes

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	July 1 - 31, 2016
	Federal Tax I.D. #	98-1146017

Notes to the Monthly Operating Report

GENERAL:

The report includes activity from the following Debtors and related Case Numbers:

Debtor	Case Number
Paragon Offshore Drilling LLC	16-10385
Paragon Offshore plc	16-10386
Paragon Drilling Services 7 LLC	16-10387
Paragon Offshore Finance Company	16-10388
Paragon Offshore Leasing (Switzerland) GmbH	16-10389
Paragon Offshore do Brasil Ltda.	16-10390
Paragon International Finance Company	16-10391
Paragon Asset (ME) Ltd.	16-10392
Paragon Offshore Holdings US Inc.	16-10393
Paragon Asset (UK) Ltd.	16-10394
Paragon FDR Holding Ltd.	16-10395
Paragon Offshore International Ltd.	16-10396
Paragon Offshore (North Sea) Ltd.	16-10397
Paragon Duchess Ltd.	16-10398
Paragon (Middle East) Limited	16-10399
Paragon Offshore (Luxembourg) S.a r.l.	16-10400
Paragon Holding NCS 2 S.a r.l.	16-10401
Paragon Leonard Jones LLC	16-10402
PGN Offshore Drilling (Malaysia) Sdn. Bhd.	16-10403
Paragon Offshore (Nederland) B.V.	16-10404
Paragon Offshore Contracting GmbH	16-10405
Paragon Offshore (Labuan) Pte. Ltd.	16-10406
Paragon Holding SCS 2 Ltd.	16-10407
Paragon Asset Company Ltd.	16-10408
Paragon Holding SCS 1 Ltd.	16-10409
Paragon Offshore Leasing (Luxembourg) S.a r.l.	16-10410

General Notes:

The financial and supplemental information contained herein are preliminary, unaudited, and may not comply in all material respects with generally accepted accounting principles in the United States of America (“U.S. GAAP”).  Individual Debtor entities are presented in the accompanying statement of operations.

The financial information has been derived from the books and records of the Debtors.  This information, however, has not been subject to certain procedures that would typically be applied to financial information in accordance with U.S. GAAP, and upon application of such procedures, the Debtors believe that the financial information could be subject to changes, which could be material.

The financial information contained herein is presented on a preliminary and unaudited basis and remains subject to future adjustments.

The results of operations contained herein are not necessarily indicative of results which may be expected for any other period or for the full year and may not necessarily reflect the combined results of operations and financial position of the Debtors in the future.

MOR Notes

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	July 1 - 31, 2016
	Federal Tax I.D. #	98-1146017

Notes to the Monthly Operating Report

General Notes (cont’d):

Receivables and payables among the Debtors and between the Debtors and Non-Debtors have not been eliminated from the Statement of Operations (Income Statements) or Balance Sheets contained herein. No conclusion as to the legal obligation related to these intercompany transactions is made by the presentation herein.

Certain amounts may appear to be clerically inaccurate as they are presented in thousands and are subject to rounding differences.

Notes to MOR-1 and MOR-1a:

Cash receipts and disbursements have been assigned to the Debtor entity they relate to rather than the Debtor that received / made the payment. Such movements may therefore not reflect the movement in individual Debtor bank accounts.

Attached to MOR-1 is a listing of the Debtors’ bank accounts (see MOR-1a), by account number, and opening and closing bank balances for the reporting period.  Such accounts were reconciled in accordance with the Debtors’ ordinary course accounting practices during the reporting period.  The disbursements reported in MOR-1 include outstanding checks and any reconciling items.

Notes to MOR-1b:

Payments of Professional Fees to retained professionals were made during the period. Total paid in the month and to date is disclosed in MOR-1b.

Notes to MOR-1c:

Paragon does not prepare cash flows on an individual entity basis. Attached at MOR-1c is a consolidated cash flow including comparison to budget. The cash flows are prepared at weekly rests and do not reflect performance per calendar month.

The “Professional Fees” listed in MOR-1c include payments made to professionals representing the Agent for the Revolver Lenders and the Agent for the Term Loan Lenders in accordance with the Final Order (I) Authorizing the Debtors to Utilize Cash Collateral; and (II) Granting JPMorgan Chase Bank, N.A., as Administrative Agent for the Revolver Lenders and Collateral Agent for the Revolver Lenders and Term Loan Lenders, and Cortland Capital Market Services L.L.C., as Successor Administrative Agent for the Term Loan Lenders, Adequate Protection Pursuant to Sections 105, 361, 362, 363 and 507 of the Bankruptcy Code (D.I. No. 140).

Notes to MOR-2 and MOR-3:

The financial information for July 2016 contained herein is presented on a preliminary and unaudited basis and remains subject to future adjustments.

Notes to MOR-4:

The post-petition tax activity presented includes pre-and post- petition tax liabilities. The closing tax position disclosed in MOR-4 (June 2016) will not equate with the opening balances in MOR-4 (July 2016) due to ordinary course adjustments/reclassifications of certain tax liabilities after the June 2016 MOR was filed.

To the best of the Debtors’ knowledge, and except as otherwise set forth in this Monthly Operating Report, all of the Debtors have filed all necessary federal, state and local tax returns and have timely made (or are in the process of remediating any immaterial late filings or prepayments) all related required post-petition tax payments.

MOR Notes

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	July 1 - 31, 2016
	Federal Tax I.D. #	98-1146017

Notes to the Monthly Operating Report

Notes to MOR-5:

Accounts Receivable information includes both Pre- and Post- Receivables per entity.

Earned revenue is considered “billed” to the customer on the date for which the invoice is physically mailed or electronically delivered to the customer.

“Unbilled” Accounts Receivable consists of any earned revenue item which has not been billed to the customer.

Notes to MOR-5 Debtor Questionnaire:

Question #2 -

The Debtors have disbursed funds from certain non-Debtor accounts in accordance with the Final Order (I) Authorizing Debtors to (A) Continue Existing Cash Management System, (B) Maintain Business Forms and Existing Bank Accounts, and (C) Continue Intercompany Arrangements; (II) Waiver of the Requirements of Section 345(b) of the Bankruptcy Code; and (III) Granting Related Relief [D.I. No. 236].

Question #5 -

On or about July 11, 2016, in accordance with Rule 4001-3 of the Local Rules of Bankruptcy Practice and Procedure of the United States Bankruptcy Court for the District of Delaware, the Debtors transferred funds into the Goldman Sachs Financial Square Treasury Instruments Fund. The Debtors filed the documentation required pursuant to Delaware Local Rule 4001-3 at Docket No. 554.

Documentation is available upon request.

MOR-1

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	July 1 - 31, 2016
	Federal Tax I.D. #	98-1146017

Schedule of Cash Receipts and Disbursements
(000’s)

		See Notes to the MOR related to MOR-1

Debtor	Case Number	External Disbursements	Intercompany Disbursements to Non-Debtors	Total Disbursements	Cash Receipts
Paragon Offshore Drilling LLC	16-10385	$(862)	$-	$(862)	$993
Paragon Offshore plc	16-10386	(3,866)	-	(3,866)	-
Paragon Drilling Services 7 LLC	16-10387	(1,392)	-	(1,392)	-
Paragon Offshore Finance Company	16-10388	(2,670)	-	(2,670)	-
Paragon Offshore Leasing (Switzerland) GmbH	16-10389	(45)	-	(45)	18
Paragon Offshore do Brasil Ltda.	16-10390	(2,316)	-	(2,316)	733
Paragon International Finance Company	16-10391	(153)	(2,498)	(2,652)	180
Paragon Asset (ME) Ltd.	16-10392	(98)	-	(98)	-
Paragon Offshore Holdings US Inc.	16-10393	-	-	-	-
Paragon Asset (UK) Ltd.	16-10394	(44)	-	(44)	12,536
Paragon FDR Holding Ltd.	16-10395	-	-	-	-
Paragon Offshore International Ltd.	16-10396	(7,096)	-	(7,096)	25,238
Paragon Offshore (North Sea) Ltd.	16-10397	(182)	-	(182)	8,009
Paragon Duchess Ltd.	16-10398	(3)	-	(3)	-
Paragon (Middle East) Limited	16-10399	(3,245)	-	(3,245)	8,596
Paragon Offshore (Luxembourg) S.a r.l.	16-10400	(7)	-	(7)	0
Paragon Holding NCS 2 S.a r.l.	16-10401	(111)	-	(111)	-
Paragon Leonard Jones LLC	16-10402	(1,174)	-	(1,174)	0
PGN Offshore Drilling (Malaysia) Sdn. Bhd.	16-10403	(96)	-	(96)	7
Paragon Offshore (Nederland) B.V.	16-10404	(2,097)	-	(2,097)	4,090
Paragon Offshore Contracting GmbH	16-10405	(286)	-	(286)	68
Paragon Offshore (Labuan) Pte. Ltd.	16-10406	(2)	-	(2)	(0)
Paragon Holding SCS 2 Ltd.	16-10407	-	-	-	-
Paragon Asset Company Ltd.	16-10408	(16)	-	(16)	0
Paragon Holding SCS 1 Ltd.	16-10409	-	-	-	-
Paragon Offshore Leasing (Luxembourg) S.a r.l.	16-10410	(38)	-	(38)	-

Total		$(25,799)	$(2,498)	$(28,297)	$60,468

MOR-1a

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	July 1 - 31, 2016
	Federal Tax I.D. #	98-1146017

Bank Reconciliation (or copies of Debtors’ bank reconciliations)
(000’s)

				See Notes to the MOR related to MOR-1a

Entity	Case Number	Last 4 Digits of Account No.	Opening Account Balance	Closing Account Balance	Opening Cash Book	Closing Cash Book
Paragon Offshore Drilling LLC	16-10385		$-	$-	$-	$-

Paragon Offshore plc	16-10386	Sub Total	344,015	344,074	344,011	343,947
	16-10386	6704	4	4	4	4
	16-10386	9694	203	135	199	135
	16-10386	3774	332,308	332,434	332,308	332,308
	16-10386	9069	11,500	11,500	11,500	11,500

Paragon Drilling Services 7 LLC	16-10387	8977	-	-	-	-

Paragon Offshore Finance Company	16-10388	2257	-	-	-	-

Paragon Offshore Leasing (Switzerland) GmbH	16-10389	Sub Total	113	70	97	70
	16-10389	3991	8	8	8	8
	16-10389	701L	105	61	89	62

Paragon Offshore do Brasil Ltda.	16-10390	Sub Total	6,225	3,536	6,485	3,517
	16-10390	4000	6,173	3,499	6,430	3,480
	16-10390	7775	37	30	39	30
	16-10390	5004	15	6	15	6
	16-10390	Petty Cash			0	-

Paragon International Finance Company	16-10391	Sub Total	209,691	233,340	209,636	232,931
	16-10391	4670	1	12	1	12
	16-10391	4240	4,402	1,037	4,453	1,096
	16-10391	7219	187	594	1	185
	16-10391	7201	115	2,406	158	2,453
	16-10391	7227	88	352	87	350
	16-10391	7235	68	66	68	66
	16-10391	4355	16	30	49	30
	16-10391	1100	147	2,362	204	2,316
	16-10391	3880	38,028	38,039	38,028	38,028
	16-10391	9959	9,222	30,995	9,222	30,995
	16-10391	4356	370	370	370	370
	16-10391	7633	157,050	157,078	157,026	157,050
	16-10391	9936	-	-	(30)	(20)
	16-10391	1478	-	-	-	-

Paragon Asset (ME) Ltd.	16-10392		-	-	-	-

Paragon Offshore Holdings US Inc.	16-10393		-	-	-	-

Paragon Asset (UK) Ltd.	16-10394		-	-	-	-

Paragon FDR Holding Ltd.	16-10395	3867	92	92	92	92

MOR-1a

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	July 1 - 31, 2016
	Federal Tax I.D. #	98-1146017

Bank Reconciliation (or copies of Debtors’ bank reconciliations)
(000’s)

				See Notes to the MOR related to MOR-1a

Entity	Case Number	Last 4 Digits of Account No.	Opening Account Balance	Closing Account Balance	Opening Cash Book	Closing Cash Book
Paragon Offshore International Ltd.	16-10396	Sub Total	893	670	961	733
	16-10396	-001	1	1	1	1
	16-10396	5110	6	6	6	6
	16-10396	6490	21	22	21	22
	16-10396	6500	1	1	1	1
	16-10396	9901	4	4	4	4
	16-10396	0000	9	9	9	9
	16-10396	2501	316	307	311	307
	16-10396	4001	535	320	536	321
	16-10396	Petty Cash			72	63

Paragon Offshore (North Sea) Ltd.	16-10397		-	-	-	-

Paragon Duchess Ltd.	16-10398		-	-	-	-

Paragon (Middle East) Limited	16-10399		-	-	-	-

Paragon Offshore (Luxembourg) S.a r.l.	16-10400	Sub Total	92	91	92	91
	16-10400	8969	-	-	-	-
	16-10400	1728	92	91	92	91

Paragon Holding NCS 2 S.a r.l.	16-10401	5235	-	-	-	-

Paragon Leonard Jones LLC	16-10402	Sub Total	3,452	2,552	3,471	2,552
	16-10402	8256	-	-	0	(0)
	16-10402	8032	7	5	7	5
	16-10402	3350	3	3	3	3
	16-10402	7021	948	51	967	51
	16-10402	8378	2,494	2,494	2,494	2,494

PGN Offshore Drilling (Malaysia) Sdn. Bhd.	16-10403	Sub Total	237	193	243	193
	16-10403	3875	-	-	-	-
	16-10403	0775	237	193	243	193

Paragon Offshore (Nederland) B.V.	16-10404	Sub Total	1,676	5,441	1,728	2,496
	16-10404	2286	-	3,030	-	-
	16-10404	1106	1	49	1	49
	16-10404	6254	704	1,171	751	1,249
	16-10404	NL2A	971	1,190	974	1,196
	16-10404	Petty Cash			2	2

Paragon Offshore Contracting GmbH	16-10405	Sub Total	9,478	6,251	6,114	6,245
	16-10405	8002	-	-	0	-
	16-10405	2377	216	216	216	216
	16-10405	8788	12	7	12	7
	16-10405	8876	6,432	1,874	3,049	1,868
	16-10405	4010	19	86	37	85
	16-10405	403W	18	17	18	17
	16-10405	8556	2,781	4,052	2,781	4,052
	16-10405	Petty Cash			1	1

Paragon Offshore (Labuan) Pte. Ltd.	16-10406	Sub Total	1,106	1,119	1,107	1,119
	16-10406	7995	-	-	-	-
	16-10406	-101	25	23	25	23
	16-10406	-725	1,081	1,097	1,081	1,097

MOR-1a

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	July 1 - 31, 2016
	Federal Tax I.D. #	98-1146017

Bank Reconciliation (or copies of Debtors’ bank reconciliations)
(000’s)

				See Notes to the MOR related to MOR-1a

Entity	Case Number	Last 4 Digits of Account No.	Opening Account Balance	Closing Account Balance	Opening Cash Book	Closing Cash Book
Paragon Holding SCS 2 Ltd.	16-10407		-	-	-	-

Paragon Asset Company Ltd.	16-10408		-	-	-	-

Paragon Holding SCS 1 Ltd.	16-10409		-	-	-	-

Paragon Offshore Leasing (Luxembourg) S.a r.l.	16-10410	Subtotal	61	61	61	61
	16-10410	6362	5	5	5	5
	16-10410	8000	56	56	56	56

	Total		$577,133	$597,491	$574,098	$594,047

MOR-1b

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	July 1 - 31, 2016
	Federal Tax I.D. #	98-1146017

Schedule of Professional Fees Paid
(000’s)

Of the total disbursements shown on the Schedule of Disbursements Report (MOR-1) list the amount paid to Retained Professionals.	See Notes to the MOR related to MOR-1b

Retained Professionals
Name	Amount Paid During Month	Total Paid to Date
Weil, Gotshal & Manges LLP	$1,049	$2,298
Richards, Layton & Finer	-	102
AlixPartners LLP	663	1,872
Lazard	424	424

Total Payments to Professionals	$2,136	$4,697

MOR-1c

In re Paragon Offshore PLC, et al.

Case No. 16-10386 (CSS)
	Reporting Period:	July 1 - 31, 2016
	Federal Tax I.D. #	98-1146017

Paragon Offshore PLC, et al
Budget to Actual Consolidated Cash Flow Variance Report
(000’s)

	See Notes to the MOR related to MOR-1c

			Variance
07/02/16 - 07/29/16	Budget	Actual	F/(U)

Total Receipts	32,247	71,372	39,125

Total Operating Disbursements	(19,335)	(16,589)	2,746
Total Capital Expenditures	(3,851)	(3,809)	42
Total Payroll & Benefits	(7,419)	(6,959)	460
Total Other	(1,545)	(1,581)	(36)

Total I/C Disbursements to Non Debtor Entities	(11,705)	(9,920)	1,784

Total Disbursements	(43,854)	(38,858)	4,996

Net Operating Cash Flow	(11,607)	32,514	44,121

Deposits
Other	(17,000)	-	17,000
Total Deposits	(17,000)	-	17,000

Total Debt Service	(4,901)	(4,888)	13
Total Professional Fees	(4,497)	(4,030)	466

Total Non-Operating Disbursements	(26,398)	(8,918)	17,480

Net Cash Flow	(38,005)	23,595	61,601

Debtor Ending Cash Balance - Encumbered	198,967	253,548	54,581
Debtor Cash Balance - Unencumbered	343,808	343,892	84
Total Debtor Cash Balance	542,775	597,440	54,665

Non Debtor Ending Cash Balance	332,375	355,363	22,988
Total Debtor & Non Debtor Ending Cash Balance	875,150	952,803	77,654

In re Paragon Offshore PLC, et al.	MOR-2

Case No. 16-10386 (CSS)
Reporting Period:	July 1 - 31, 2016
Federal Tax I.D. #	98-1146017

Unaudited Statement of Operations (Income Statement)
(000’s)
(See Notes to the MOR related to MOR-2)

For Month Ending July 31, 2016

	16-10385	16-10386	16-10387	16-10388	16-10389	16-10390	16-10391
	Paragon Offshore Drilling LLC	Paragon Offshore plc	Paragon Drilling Services 7 LLC	Paragon Offshore Finance Company	Paragon Offshore Leasing (Switzerland) GmbH	Paragon Offshore do Brasil Ltda.	Paragon International Finance Company
Operating Revenues
Contract Drilling Revenue	$1,124	$-	$-	$-	$-	$1,034	$-
Reimbursable Revenues	7	-	-	-	-	320	-
Labor Contract Revenues	-	-	-	-	-	-	-
Other Revenues	-	-	-	-	(4,862)	-	-
Operating revenues	1,132	-	-	-	(4,862)	1,355	-

Operating Costs and Expenses
Contract Drilling Expenses	(722)	-	(629)	-	(147)	(1,459)	-
Labor Contract	-	-	-	-	-	-	-
Reimbursable Expenses	(10)	-	-	-	-	(106)	-
Depreciation and Amortization	(565)	(6)	(19)	-	(530)	(10)	-
General & Administrative	-	(1,286)	-	-	(26)	-	(1)
Corporate Operations	-	(948)	-	-	-	-	-
Local Administrative Expense	(200)	-	-	-	-	(475)	-
Operating costs and expenses	(1,497)	(2,240)	(647)	-	(703)	(2,050)	(1)

Operating Income	(366)	(2,240)	(647)	-	(5,565)	(695)	(1)

Other Income (Expense)
Interest expense, net of amount capitalized	-	(2,029)	-	(2,986)	-	(39)	(296)
Interest Income	1,712	-	-	-	-	-	24
Reorganization Items	-	(4,459)	-	-	-	-	-
Other, net	(36)	(31)	-	-	153	(379)	152
Income before income taxes	1,311	(8,758)	(647)	(2,986)	(5,412)	(1,113)	(121)
Income tax provision	(47)	-	-	-	586	-	-
Net Income	1,264	(8,758)	(647)	(2,986)	(4,826)	(1,113)	(121)

In re Paragon Offshore PLC, et al.	MOR-2

Unaudited Statement of Operations (Income Statement)
(000’s)
(See Notes to the MOR related to MOR-2)

For Month Ending July 31, 2016

	16-10392	16-10393	16-10394	16-10395	16-10396
	Paragon Asset (ME) Ltd.	Paragon Offshore Holdings US Inc.	Paragon Asset (UK) Ltd.	Paragon FDR Holding Ltd.	Paragon Offshore International Ltd.
Operating Revenues
Contract Drilling Revenue	$-	$-	$4,396	$-	$7,862
Reimbursable Revenues	-	-	14	-	182
Labor Contract Revenues	-	-	-	-	-
Other Revenues	-	-	-	-	81
Operating revenues	-	-	4,410	-	8,126

Operating Costs and Expenses
Contract Drilling Expenses	(230)	-	(5,369)	-	(8,000)
Labor Contract	-	-	-	-	-
Reimbursable Expenses	-	-	(14)	-	(161)
Depreciation and Amortization	(416)	-	-	-	(1,456)
General & Administrative	-	(88)	(172)	(18)	-
Corporate Operations	-	(106)	(206)	(21)	(47)
Local Administrative Expense	-	-	(72)	-	(1,167)
Operating costs and expenses	(646)	(194)	(5,833)	(39)	(10,831)

Operating Income	(646)	(194)	(1,423)	(39)	(2,705)

Other Income (Expense)
Interest expense, net of amount capitalized	-	-	-	-	-
Interest Income	-	-	-	30	-
Reorganization Items	-	-	-	-	-
Other, net	-	-	-	-	1,276
Income before income taxes	(646)	(194)	(1,423)	(9)	(1,429)
Income tax provision	-	-	-	-	0
Net Income	(646)	(194)	(1,423)	(9)	(1,429)

In re Paragon Offshore PLC, et al.	MOR-2

Unaudited Statement of Operations (Income Statement)
(000’s)
(See Notes to the MOR related to MOR-2)

For Month Ending July 31, 2016

	16-10397	16-10398	16-10399	16-10400	16-10401	16-10402
	Paragon Offshore (North Sea) Ltd.	Paragon Duchess Ltd.	Paragon (Middle East) Limited	Paragon Offshore (Luxembourg) S.a r.l.	Paragon Holding NCS 2 S.a r.l.	Paragon Leonard Jones LLC
Operating Revenues
Contract Drilling Revenue	$5,328	$-	$5,974	$-	$-	$-
Reimbursable Revenues	298	-	112	-	-	-
Labor Contract Revenues	-	-	-	-	-	-
Other Revenues	-	-	4,277	-	-	-
Operating revenues	5,626	-	10,363	-	-	-

Operating Costs and Expenses
Contract Drilling Expenses	(8,461)	(97)	(2,197)	-	(48)	(434)
Labor Contract	-	-	-	-	-	-
Reimbursable Expenses	(144)	-	(112)	-	-	-
Depreciation and Amortization	-	(12)	(3,355)	-	(47)	-
General & Administrative	-	-	-	(9)	(2)	(5)
Corporate Operations	-	-	-	-	-	(5)
Local Administrative Expense	(140)	-	-	-	-	(32)
Operating costs and expenses	(8,744)	(109)	(5,664)	(9)	(97)	(476)

Operating Income	(3,118)	(109)	4,699	(9)	(97)	(476)

Other Income (Expense)
Interest expense, net of amount capitalized	-	-	-	-	(2,184)	-
Interest Income	-	-	-	-	3	41
Reorganization Items	-	-	-	-	-	-
Other, net	1	-	-	(0)	(0)	(18)
Income before income taxes	(3,118)	(109)	4,699	(9)	(2,279)	(452)
Income tax provision	-	-	(154)	-	12	-
Net Income	(3,118)	(109)	4,545	(9)	(2,267)	(452)

In re Paragon Offshore PLC, et al.	MOR-2

Unaudited Statement of Operations (Income Statement)
(000’s)
(See Notes to the MOR related to MOR-2)

For Month Ending July 31, 2016

	16-10403	16-10404	16-10405	16-10406	16-10407	16-10408
	PGN Offshore Drilling (Malaysia) Sdn. Bhd.	Paragon Offshore (Nederland) B.V.	Paragon Offshore Contracting GmbH	Paragon Offshore (Labuan) Pte. Ltd.	Paragon Holding SCS 2 Ltd.	Paragon Asset Company Ltd.
Operating Revenues
Contract Drilling Revenue	$-	$10,401	$(7)	$-	$-	$-
Reimbursable Revenues	-	-	-	-	-	-
Labor Contract Revenues	-	-	-	-	-	-
Other Revenues	211	9,952	-	1,453	-	15,645
Operating revenues	211	20,354	(7)	1,453	-	15,645

Operating Costs and Expenses
Contract Drilling Expenses	(190)	(10,581)	(4,869)	-	-	(6,698)
Labor Contract	-	-	-	-	-	-
Reimbursable Expenses	-	-	-	-	-	-
Depreciation and Amortization	-	(0)	(32)	-	-	(9,468)
General & Administrative	-	-	(6)	-	(1,353)	-
Corporate Operations	-	(37)	-	-	(1,627)	-
Local Administrative Expense	(5)	(8,060)	(166)	(1,443)	-	(26)
Operating costs and expenses	(195)	(18,677)	(5,073)	(1,443)	(2,981)	(16,192)

Operating Income	16	1,677	(5,080)	10	(2,981)	(547)

Other Income (Expense)
Interest expense, net of amount capitalized	-	-	(1,712)	-	-	(3)
Interest Income	204	33	250	-	2,184	-
Reorganization Items	-	-	-	-	-	-
Other, net	(1)	(41)	(71)	(1)	-	-
Income before income taxes	220	1,668	(6,614)	10	(797)	(550)
Income tax provision	-	(156)	(2)	-	679	-
Net Income	220	1,512	(6,616)	10	(118)	(550)

In re Paragon Offshore PLC, et al.	MOR-2

Unaudited Statement of Operations (Income Statement)
(000’s)
(See Notes to the MOR related to MOR-2)

For Month Ending July 31, 2016

	16-10409	16-10410
	Paragon Holding SCS 1 Ltd.	Paragon Offshore Leasing (Luxembourg) S.a r.l.
Operating Revenues
Contract Drilling Revenue	$-	$-
Reimbursable Revenues	-	-
Labor Contract Revenues	-	-
Other Revenues	-	436
Operating revenues	-	436

Operating Costs and Expenses
Contract Drilling Expenses	-	(97)
Labor Contract	-	-
Reimbursable Expenses	-	-
Depreciation and Amortization	-	(714)
General & Administrative	-	(46)
Corporate Operations	-	-
Local Administrative Expense	-	-
Operating costs and expenses	-	(857)

Operating Income	-	(421)

Other Income (Expense)
Interest expense, net of amount capitalized	-	(4,400)
Interest Income	4,458	-
Reorganization Items	-	-
Other, net	-	1
Income before income taxes	4,458	(4,820)
Income tax provision	-	(32)
Net Income	4,458	(4,852)

In re Paragon Offshore PLC, et al.	MOR-3

Case No. 16-10386 (CSS)
Reporting Period:	July 1 - 31, 2016
Federal Tax I.D. #	98-1146017

Unaudited Balance Sheet
(000’s)
(See Notes to the MOR related to MOR-3)

For Month Ending July 31, 2016

	16-10385	16-10386	16-10387
	Paragon Offshore Drilling LLC	Paragon Offshore plc	Paragon Drilling Services 7 LLC
ASSETS
Current assets
Total Cash and Cash Equivalents	-	343,947	-
Accounts Receivable	138,375	35,849	316,412
Prepaid Expenses & Deposits	57	469	-
Taxes Receivable	-	-	-
Total Other Current Assets	9,379	386	-
Total current assets	147,811	380,651	316,412
Long Term Notes - 3rd Party	-	-	-
Investments in Subsidiaries	182,682	3,460,343	-
Intercompany Notes Receivable	158,059	-	-
Long Term Notes & Investments	340,741	3,460,343	-
Gross PPE	96,552	483	64,612
Accumulated Depreciation	(73,687)	(62)	(62,537)
Property and Equipment	22,865	421	2,075
Other Assets	1,367	16,609	156
Deferred Regulatory Inspection	745	-	156
Deferred Pension Costs	-	-	-
Other Long Term Assets	-	16,609	-
Long Term Prepaid Mob	622	-	-

Total assets	512,784	3,858,024	318,643

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	-	-	-
Accounts Payable	43,316	640,698	212,773
Payroll and Benefits Related Accruals	937	3	-
Taxes Payable	1,242	320	-
Interest Payable	-	198	-
Other Current Liabilities	4,841	1,402	-
Total current liabilities	50,336	642,621	212,773
Total Long-Term Debt	-	-	-
Deferred Taxes	-	-	-
Other NonCurrent Liabilities	5,000	3,348	-
Liabilities Subject to Compromise	-	1,709,347	-
Total liabilities	55,336	2,355,316	212,773

Shareholders’ equity
Shareholders’ Equity
Ordinary Shares-par Val $0.01 per share	-	888	-
Capital in Excess of par value	(1,019,894)	1,434,886	206,689
Retained Earnings	1,477,343	66,934	(100,818)
Accumulated Other Comprehensive Loss	-	-	-
Total shareholders’ equity	457,449	1,502,708	105,871
Total liabilities and shareholders’ equity	512,784	3,858,024	318,643

In re Paragon Offshore PLC, et al.	MOR-3

Unaudited Balance Sheet
(000’s)
(See Notes to the MOR related to MOR-3)

	For Month Ending July 31, 2016

	16-10388	16-10389	16-10390
	Paragon Offshore Finance Company	Paragon Offshore Leasing (Switzerland) GmbH	Paragon Offshore do Brasil Ltda.
ASSETS
Current assets
Total Cash and Cash Equivalents	-	70	3,517
Accounts Receivable	-	164,037	28,561
Prepaid Expenses & Deposits	29	5	636
Taxes Receivable	-	302	9,804
Total Other Current Assets	1,469	-	-
Total current assets	1,498	164,414	42,518
Long Term Notes - 3rd Party	-	-	-
Investments in Subsidiaries	4,105,589	-	-
Intercompany Notes Receivable	-	-	-
Long Term Notes & Investments	4,105,589	-	-
Gross PPE	-	152,587	3,379
Accumulated Depreciation	-	(128,210)	(2,846)
Property and Equipment	-	24,377	533
Other Assets	-	482	-
Deferred Regulatory Inspection	-	482	-
Deferred Pension Costs	-	-	-
Other Long Term Assets	-	-	-
Long Term Prepaid Mob	-	-	-

Total assets	4,107,087	189,273	43,051

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	634,362	-	13,878
Accounts Payable	40,198	155,474	105,091
Payroll and Benefits Related Accruals	-	32	6,304
Taxes Payable	-	52	1,329
Interest Payable	184	-	823
Other Current Liabilities	5,073	-	4,877
Total current liabilities	679,817	155,558	132,302
Total Long-Term Debt	-	-	10,071
Deferred Taxes	-	-	-
Other NonCurrent Liabilities	-	-	-
Liabilities Subject to Compromise	-	-	-
Total liabilities	679,817	155,558	142,373

Shareholders’ equity
Shareholders’ Equity
Ordinary Shares-par Val $0.01 per share	-	-	(9)
Capital in Excess of par value	3,530,901	(72,168)	5,517
Retained Earnings	(103,631)	105,882	(92,567)
Accumulated Other Comprehensive Loss	-	-	(12,263)
Total shareholders’ equity	3,427,270	33,714	(99,322)
Total liabilities and shareholders’ equity	4,107,087	189,273	43,051

In re Paragon Offshore PLC, et al.	MOR-3

Unaudited Balance Sheet
(000’s)
(See Notes to the MOR related to MOR-3)

	For Month Ending July 31, 2016

	16-10391	16-10392	16-10393
	Paragon International Finance Company	Paragon Asset (ME) Ltd.	Paragon Offshore Holdings US Inc.
ASSETS
Current assets
Total Cash and Cash Equivalents	232,931	-	-
Accounts Receivable	3,007,474	70,575	17,693
Prepaid Expenses & Deposits	144	-	-
Taxes Receivable	-	-	4,175
Total Other Current Assets	-	-	-
Total current assets	3,240,549	70,575	21,868
Long Term Notes - 3rd Party	-	-	-
Investments in Subsidiaries	4,290,515	50	(1,339,443)
Intercompany Notes Receivable	-	-	-
Long Term Notes & Investments	4,290,515	50	(1,339,443)
Gross PPE	-	81,713	-
Accumulated Depreciation	-	(42,173)	-
Property and Equipment	-	39,540	-
Other Assets	-	506	-
Deferred Regulatory Inspection	-	506	-
Deferred Pension Costs	-	-	-
Other Long Term Assets	-	-	-
Long Term Prepaid Mob	-	-	-

Total assets	7,531,064	110,671	(1,317,575)

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	61,747	-	-
Accounts Payable	4,454,681	1,996	11,121
Payroll and Benefits Related Accruals	-	165	-
Taxes Payable	-	-	38
Interest Payable	1,303	-	-
Other Current Liabilities	-	-	-
Total current liabilities	4,517,731	2,161	11,159
Total Long-Term Debt	32,668	-	-
Deferred Taxes	-	-	-
Other NonCurrent Liabilities	-	-	-
Liabilities Subject to Compromise	-	-	-
Total liabilities	4,550,399	2,161	11,159

Shareholders’ equity
Shareholders’ Equity
Ordinary Shares-par Val $0.01 per share	-	-	-
Capital in Excess of par value	2,928,906	44,301	(538,589)
Retained Earnings	51,760	64,210	(790,145)
Accumulated Other Comprehensive Loss	-	-	-
Total shareholders’ equity	2,980,666	108,511	(1,328,734)
Total liabilities and shareholders’ equity	7,531,064	110,671	(1,317,575)

In re Paragon Offshore PLC, et al.	MOR-3

Unaudited Balance Sheet
(000’s)
(See Notes to the MOR related to MOR-3)

	For Month Ending July 31, 2016

	16-10394	16-10395	16-10396
	Paragon Asset (UK) Ltd.	Paragon FDR Holding Ltd.	Paragon Offshore International Ltd.
ASSETS
Current assets
Total Cash and Cash Equivalents	-	92	733
Accounts Receivable	140,986	411,864	940,140
Prepaid Expenses & Deposits	-	-	2,094
Taxes Receivable	191	-	529
Total Other Current Assets	-	19,834	12,215
Total current assets	141,177	431,790	955,711
Long Term Notes - 3rd Party	-	-	-
Investments in Subsidiaries	-	410,651	7,433
Intercompany Notes Receivable	-	-	-
Long Term Notes & Investments	-	410,651	7,433
Gross PPE	-	-	212,234
Accumulated Depreciation	-	-	(155,132)
Property and Equipment	-	-	57,102
Other Assets	2,204	-	295
Deferred Regulatory Inspection	-	-	295
Deferred Pension Costs	-	-	-
Other Long Term Assets	2,204	-	-
Long Term Prepaid Mob	-	-	-

Total assets	143,381	842,441	1,020,541

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	-	-	-
Accounts Payable	123,496	1,999	780,795
Payroll and Benefits Related Accruals	623	-	12,904
Taxes Payable	-	-	3,199
Interest Payable	-	-	-
Other Current Liabilities	-	-	909
Total current liabilities	124,119	1,999	797,807
Total Long-Term Debt	-	-	-
Deferred Taxes	-	-	1,133
Other NonCurrent Liabilities	-	-	-
Liabilities Subject to Compromise	-	-	-
Total liabilities	124,119	1,999	798,940

Shareholders’ equity
Shareholders’ Equity
Ordinary Shares-par Val $0.01 per share	5,000	-	-
Capital in Excess of par value	-	829,425	293,022
Retained Earnings	14,262	11,018	(70,964)
Accumulated Other Comprehensive Loss	-	-	(456)
Total shareholders’ equity	19,262	840,443	221,602
Total liabilities and shareholders’ equity	143,381	842,441	1,020,541

In re Paragon Offshore PLC, et al.	MOR-3

Unaudited Balance Sheet
(000’s)
(See Notes to the MOR related to MOR-3)

	For Month Ending July 31, 2016

	16-10397	16-10398	16-10399
	Paragon Offshore (North Sea) Ltd.	Paragon Duchess Ltd.	Paragon (Middle East) Limited
ASSETS
Current assets
Total Cash and Cash Equivalents	-	-	-
Accounts Receivable	220,705	102	282,963
Prepaid Expenses & Deposits	18	-	14
Taxes Receivable	203	-	-
Total Other Current Assets	-	-	810
Total current assets	220,926	102	283,787
Long Term Notes - 3rd Party	-	-	-
Investments in Subsidiaries	-	(47,110)	-
Intercompany Notes Receivable	-	-	-
Long Term Notes & Investments	-	(47,110)	-
Gross PPE	-	2,056	374,886
Accumulated Depreciation	-	(990)	(292,659)
Property and Equipment	-	1,066	82,227
Other Assets	-	33	2,649
Deferred Regulatory Inspection	-	33	1,798
Deferred Pension Costs	-	-	-
Other Long Term Assets	-	-	-
Long Term Prepaid Mob	-	-	851

Total assets	220,926	(45,909)	368,663

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	-	-	-
Accounts Payable	193,126	7,713	18,737
Payroll and Benefits Related Accruals	540	(116)	4,968
Taxes Payable	(740)	(135)	425
Interest Payable	-	-	-
Other Current Liabilities	23	-	999
Total current liabilities	192,949	7,462	25,129
Total Long-Term Debt	-	-	-
Deferred Taxes	-	-	-
Other NonCurrent Liabilities	-	-	651
Liabilities Subject to Compromise	-	-	-
Total liabilities	192,949	7,462	25,780

Shareholders’ equity
Shareholders’ Equity
Ordinary Shares-par Val $0.01 per share	-	-	-
Capital in Excess of par value	9,565	37,043	68,267
Retained Earnings	18,410	(90,415)	274,613
Accumulated Other Comprehensive Loss	-	-	-
Total shareholders’ equity	27,975	(53,372)	342,880
Total liabilities and shareholders’ equity	220,926	(45,909)	368,663

In re Paragon Offshore PLC, et al.	MOR-3

Unaudited Balance Sheet
(000’s)
(See Notes to the MOR related to MOR-3)

	For Month Ending July 31, 2016

	16-10400	16-10401	16-10402
	Paragon Offshore (Luxembourg) S.a r.l.	Paragon Holding NCS 2 S.a r.l.	Paragon Leonard Jones LLC
ASSETS
Current assets
Total Cash and Cash Equivalents	91	-	2,553
Accounts Receivable	274,224	53,676	91,499
Prepaid Expenses & Deposits	-	-	21
Taxes Receivable	22	11	1,024
Total Other Current Assets	-	40	41
Total current assets	274,337	53,727	95,138
Long Term Notes - 3rd Party	-	-	-
Investments in Subsidiaries	208,494	42,808	35,000
Intercompany Notes Receivable	-	300	7,455
Long Term Notes & Investments	208,494	43,108	42,455
Gross PPE	-	20,508	-
Accumulated Depreciation	-	(17,683)	-
Property and Equipment	-	2,825	-
Other Assets	-	313	-
Deferred Regulatory Inspection	-	313	-
Deferred Pension Costs	-	-	-
Other Long Term Assets	-	-	-
Long Term Prepaid Mob	-	-	-

Total assets	482,831	99,973	137,593

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	-	-	-
Accounts Payable	272,666	60,513	67,075
Payroll and Benefits Related Accruals	-	-	294
Taxes Payable	22	40	4,818
Interest Payable	-	4,356	-
Other Current Liabilities	-	-	3,073
Total current liabilities	272,688	64,909	75,260
Total Long-Term Debt	-	-	-
Deferred Taxes	-	-	-
Other NonCurrent Liabilities	-	-	-
Liabilities Subject to Compromise	-	-	-
Total liabilities	272,688	64,909	75,260

Shareholders’ equity
Shareholders’ Equity
Ordinary Shares-par Val $0.01 per share	-	-	-
Capital in Excess of par value	583,633	96,279	136,179
Retained Earnings	(373,490)	(61,215)	(73,846)
Accumulated Other Comprehensive Loss	-	-	-
Total shareholders’ equity	210,143	35,064	62,333
Total liabilities and shareholders’ equity	482,831	99,973	137,593

In re Paragon Offshore PLC, et al.	MOR-3

Unaudited Balance Sheet
(000’s)
(See Notes to the MOR related to MOR-3)

	For Month Ending July 31, 2016

	16-10403	16-10404	16-10405
	PGN Offshore Drilling (Malaysia) Sdn. Bhd.	Paragon Offshore (Nederland) B.V.	Paragon Offshore Contracting GmbH
ASSETS
Current assets
Total Cash and Cash Equivalents	193	2,496	6,245
Accounts Receivable	5,427	349,506	296,904
Prepaid Expenses & Deposits	3	49	72
Taxes Receivable	1	1,806	-
Total Other Current Assets	204	14,666	579
Total current assets	5,828	368,523	303,800
Long Term Notes - 3rd Party	-	-	-
Investments in Subsidiaries	-	-	30,000
Intercompany Notes Receivable	32,668	7,959	43,605
Long Term Notes & Investments	32,668	7,959	73,605
Gross PPE	-	1	9,281
Accumulated Depreciation	-	(1)	(1,086)
Property and Equipment	-	-	8,195
Other Assets	-	957	-
Deferred Regulatory Inspection	-	-	-
Deferred Pension Costs	-	957	-
Other Long Term Assets	-	-	-
Long Term Prepaid Mob	-	-	-

Total assets	38,496	377,439	385,600

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	-	-	-
Accounts Payable	67,091	186,169	114,798
Payroll and Benefits Related Accruals	69	1,443	1,150
Taxes Payable	168	244	2,379
Interest Payable	-	-	9,264
Other Current Liabilities	23	5,534	465
Total current liabilities	67,351	193,390	128,056
Total Long-Term Debt	-	-	158,059
Deferred Taxes	-	221	-
Other NonCurrent Liabilities	-	14	-
Liabilities Subject to Compromise	-	-	-
Total liabilities	67,351	193,625	286,115

Shareholders’ equity
Shareholders’ Equity
Ordinary Shares-par Val $0.01 per share	-	-	14
Capital in Excess of par value	(47,620)	12,794	60,000
Retained Earnings	18,766	170,390	39,386
Accumulated Other Comprehensive Loss	-	632	85
Total shareholders’ equity	(28,854)	183,816	99,485
Total liabilities and shareholders’ equity	38,496	377,439	385,600

In re Paragon Offshore PLC, et al.	MOR-3

Unaudited Balance Sheet
(000’s)
(See Notes to the MOR related to MOR-3)

	For Month Ending July 31, 2016

	16-10406	16-10407	16-10408
	Paragon Offshore (Labuan) Pte. Ltd.	Paragon Holding SCS 2 Ltd.	Paragon Asset Company Ltd.
ASSETS
Current assets
Total Cash and Cash Equivalents	1,119	-	-
Accounts Receivable	5,846	16	905,183
Prepaid Expenses & Deposits	6	-	-
Taxes Receivable	-	-	3
Total Other Current Assets	-	4,356	-
Total current assets	6,971	4,372	905,186
Long Term Notes - 3rd Party	-	-	-
Investments in Subsidiaries	-	2,472,887	65,504
Intercompany Notes Receivable	-	-	-
Long Term Notes & Investments	-	2,472,887	65,504
Gross PPE	-	-	1,008,345
Accumulated Depreciation	-	-	(776,889)
Property and Equipment	-	-	231,456
Other Assets	-	-	14,313
Deferred Regulatory Inspection	-	-	2,095
Deferred Pension Costs	-	-	-
Other Long Term Assets	-	-	12,218
Long Term Prepaid Mob	-	-	-

Total assets	6,971	2,477,259	1,216,459

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	-	-	-
Accounts Payable	6,108	89,976	505,593
Payroll and Benefits Related Accruals	-	-	84
Taxes Payable	-	(819)	-
Interest Payable	-	-	40
Other Current Liabilities	-	-	(231)
Total current liabilities	6,108	89,157	505,486
Total Long-Term Debt	-	-	300
Deferred Taxes	-	-	-
Other NonCurrent Liabilities	-	18,464	-
Liabilities Subject to Compromise	-	-	-
Total liabilities	6,108	107,621	505,786

Shareholders’ equity
Shareholders’ Equity
Ordinary Shares-par Val $0.01 per share	-	-	-
Capital in Excess of par value	510	4,015,197	286,174
Retained Earnings	353	(1,645,558)	424,501
Accumulated Other Comprehensive Loss	-	-	-
Total shareholders’ equity	863	2,369,639	710,675
Total liabilities and shareholders’ equity	6,971	2,477,259	1,216,459

In re Paragon Offshore PLC, et al.	MOR-3

Unaudited Balance Sheet
(000’s)
(See Notes to the MOR related to MOR-3)

	For Month Ending July 31, 2016

	16-10409	16-10410
	Paragon Holding SCS 1 Ltd.	Paragon Offshore Leasing (Luxembourg) S.a r.l.
ASSETS
Current assets
Total Cash and Cash Equivalents	-	61
Accounts Receivable	120,333	105,976
Prepaid Expenses & Deposits	-	-
Taxes Receivable	-	32
Total Other Current Assets	116,341	-
Total current assets	236,674	106,069
Long Term Notes - 3rd Party	-	-
Investments in Subsidiaries	1,230,952	(72,168)
Intercompany Notes Receivable	-	-
Long Term Notes & Investments	1,230,952	(72,168)
Gross PPE	-	123,896
Accumulated Depreciation	-	(97,392)
Property and Equipment	-	26,504
Other Assets	-	1,577
Deferred Regulatory Inspection	-	1,577
Deferred Pension Costs	-	-
Other Long Term Assets	-	-
Long Term Prepaid Mob	-	-

Total assets	1,467,626	61,982

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	-	-
Accounts Payable	2	15,786
Payroll and Benefits Related Accruals	-	-
Taxes Payable	-	(45)
Interest Payable	-	76,965
Other Current Liabilities	-	28
Total current liabilities	2	92,734
Total Long-Term Debt	-	-
Deferred Taxes	-	-
Other NonCurrent Liabilities	-	-
Liabilities Subject to Compromise	-	-
Total liabilities	2	92,734

Shareholders’ equity
Shareholders’ Equity
Ordinary Shares-par Val $0.01 per share	-	-
Capital in Excess of par value	1,389,831	1,519,680
Retained Earnings	77,793	(1,550,431)
Accumulated Other Comprehensive Loss	-	-
Total shareholders’ equity	1,467,624	(30,751)
Total liabilities and shareholders’ equity	1,467,626	61,982

MOR-4

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	July 1 - 31, 2016
	Federal Tax I.D. #	98-1146017

Status of Post-Petition Taxes (See Notes to the MOR)
(000’s)

Paragon Offshore PLC and its related debtor legal entities	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Ending Tax Liability

Corporate Income Tax	$9,828	$(1,514)	$(3,324)	$4,990
Payroll Tax	8,843	1,126	(1,049)	8,920
Withholding Tax	(13,204)	(3)	(2)	(13,209)
Property Tax	-	-	-	-
VAT Tax	(7,265)	(956)	(379)	(8,600)
Other Tax	2,662	(110)	(17)	2,534
Total Taxes	$864	$(1,457)	$(4,772)	$(5,364)

Summary of Unpaid Post-Petition Debts (See Notes to the MOR)
(000’s)

Debtor	Case Number	Current	0-30	31-60	Over 61	Total

Accounts Payable
Paragon Offshore Drilling LLC	16-10385	$121	$6	$1	$117	$245
Paragon Offshore plc	16-10386	-	-	-	-	-
Paragon Drilling Services 7 LLC	16-10387	77	-	-	157	234
Paragon Offshore Finance Company	16-10388	-	-	-	-	-
Paragon Offshore Leasing (Switzerland) GmbH	16-10389	-	-	-	19	19
Paragon Offshore do Brasil Ltda.	16-10390	209	194	-	0	403
Paragon International Finance Company	16-10391	1,607	638	429	349	3,023
Paragon Asset (ME) Ltd.	16-10392	10	2	-	-	12
Paragon Offshore Holdings US Inc.	16-10393	-	-	-	-	-
Paragon Asset (UK) Ltd.	16-10394	228	28	(10)	(4)	242
Paragon FDR Holding Ltd.	16-10395	-	-	-	-	-
Paragon Offshore International Ltd.	16-10396	172	381	93	17	662
Paragon Offshore (North Sea) Ltd.	16-10397	183	103	-	-	286
Paragon Duchess Ltd.	16-10398	5	-	-	-	5
Paragon (Middle East) Limited	16-10399	326	163	(15)	(22)	453
Paragon Offshore (Luxembourg) S.a r.l.	16-10400	-	5	-	-	5
Paragon Holding NCS 2 S.a r.l.	16-10401	15	1	-	-	17
Paragon Leonard Jones LLC	16-10402	64	0	-	2	66
PGN Offshore Drilling (Malaysia) Sdn. Bhd.	16-10403	0	98	18	-	116
Paragon Offshore (Nederland) B.V.	16-10404	1,971	444	(335)	51	2,130
Paragon Offshore Contracting GmbH	16-10405	10	-	-	36	47
Paragon Offshore (Labuan) Pte. Ltd.	16-10406	-	-	-	-	-
Paragon Holding SCS 2 Ltd.	16-10407	-	-	-	0	0
Paragon Asset Company Ltd.	16-10408	437	154	(171)	(1)	419
Paragon Holding SCS 1 Ltd.	16-10409	-	-	-	0	0
Paragon Offshore Leasing (Luxembourg) S.a r.l.	16-10410	-	-	-	-	-

Total Accounts Payable		$5,436	$2,217	$9	$722	$8,385

MOR-5

In re Paragon Offshore PLC, et al.

Case No. 16-10386 (CSS)
Reporting Period:	July 1 - 31, 2016
Federal Tax I.D. #	98-1146017

Post-Petition Accounts Receivable Reconciliation and Aging (See Notes to the MOR)
(‘000s)

		Billed Accounts Receivable				Unbilled Accounts Receivable				Other Accounts Receivable
Debtor	Case Number	0-60	60-90	>90	Total Billed Accounts Receivable	0-60	60-90	>90	Total Unbilled Accounts Receivable	0-60	60-90	>90	Total Other Accounts Receivable	Total Accounts Receivable (Gross)	Allowance for Doubtful Accounts	Total Accounts Receivable (Net)

Trade Receivables
Paragon Offshore Drilling LLC	16-10385	$-	$-	$6,544	$6,544	$49	$2	$4	$55	$-	$-	$-	$-	$6,599	$(6,544)	$55
Paragon Offshore plc	16-10386	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Drilling Services 7 LLC	16-10387	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Offshore Finance Company	16-10388	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Offshore Leasing (Switzerland) GmbH	16-10389	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Offshore do Brasil Ltda.	16-10390	-	-	-	-	5,919	4,076	10,122	20,116	-	-	-	-	20,116	(497)	19,620
Paragon International Finance Company	16-10391	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Asset (ME) Ltd.	16-10392	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Offshore Holdings US Inc.	16-10393	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Asset (UK) Ltd.	16-10394	4,420	-	-	4,420	4,442	-	-	4,442	-	-	-	-	8,862	-	8,862
Paragon FDR Holding Ltd.	16-10395	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Offshore International Ltd.	16-10396	4,632	-	12,156	16,788	8,802	29	4,624	13,455	-	-	-	-	30,243	(6,805)	23,438
Paragon Offshore (North Sea) Ltd.	16-10397	9,341	-	-	9,341	4,050	-	-	4,050	-	-	-	-	13,391	-	13,391
Paragon Duchess Ltd.	16-10398	-	-	3,612	3,612	-	-	-	-	-	-	-	-	3,612	(3,612)	-
Paragon (Middle East) Limited	16-10399	10,946	2	1,138	12,086	7,095	-	339	7,433	-	-	-	-	19,520	-	19,520
Paragon Offshore (Luxembourg) S.a r.l.	16-10400	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Holding NCS 2 S.a r.l.	16-10401	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Leonard Jones LLC	16-10402	-	2,473	15,590	18,063	-	-	9,404	9,404	-	-	-	-	27,467	(1,918)	25,549
PGN Offshore Drilling (Malaysia) Sdn. Bhd.	16-10403	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Offshore (Nederland) B.V.	16-10404	156	-	-	156	12,785	-	1	12,786	-	-	-	-	12,942	-	12,942
Paragon Offshore Contracting GmbH	16-10405	-	-	-	-	-	-	22,518	22,518	-	-	-	-	22,518	(18,386)	4,132
Paragon Offshore (Labuan) Pte. Ltd.	16-10406	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Holding SCS 2 Ltd.	16-10407	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Asset Company Ltd.	16-10408	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Holding SCS 1 Ltd.	16-10409	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Offshore Leasing (Luxembourg) S.a r.l.	16-10410	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-

Total Trade Receivables		$29,495	$2,475	$39,040	$71,010	$43,141	$4,107	$47,011	$94,259	$-	$-	$-	$-	$165,270	$(37,762)	$127,508

MOR-5 (Cont)

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	July 1 - 31, 2016
	Federal Tax I.D. #	98-1146017

Debtor Questionnaire (See Notes to the MOR)

	Yes	No
1. Have any assets been sold or transferred outside the normal course of business during this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.	X
3. Have all post petition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

5.  Has any bank account been opened during the reporting period?  If yes, provide documentation identifying the opened account(s).  If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

X